EXHIBIT 10.17

                                 FIFTH AMENDMENT

     THIS FIFTH AMENDMENT ("Amendment") is entered into as of the 28th day of February, 2001 by and among Deutsche Financial Services Corporation ("DFS"), as Agent and a Lender ("Agent"), the other Lenders signatories hereto ("Lenders") and GTSI Corp. f/k/a Government Technology Services, Inc. ("Borrower").

                                    RECITALS

     Agent, Lenders (and/or their successors by assignment, as applicable) and Borrower are parties to that certain Second Amended and Restated Business Credit and Security Agreement dated as of July 28, 1997 (as amended from time to time, the "Credit Agreement"). Lenders and Agent now desire to amend certain provisions of the Credit Agreement subject to the terms hereof.

     NOW, THEREFORE, in consideration of the forgoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1.   Reserves. The following sentence shall be added to the end of Section
          3.12 of the Credit Agreement.

     "Furthermore, when requested in writing by SunTrust Bank, Agent shall have the right to establish reserves up to Seven Million Five Hundred Thousand Dollars ($7,500,000), against the amount of Loans which Borrower may otherwise request under Section 3.2, in the amount of the Microsoft Transfers. The "Microsoft Transfers" shall mean all amounts paid by Borrower to Microsoft Corporation or its subsidiaries or affiliates via Automated Clearing House (ACH) transfers from Borrower's account at SunTrust Bank."

     2. Consent to Filing of Lien by SunTrust Bank. Notwithstanding the provisions of Section 9.2.3 to the contrary, Borrower may grant a security interest to SunTrust Bank in Borrower's accounts and the proceeds thereof, and SunTrust Bank may file, on or after the effective date of this Amendment, a Lien on Borrower's accounts and the proceeds thereof; provided that such security interest and Lien are at all times subordinate to DFS' security interests and Liens in Borrower's accounts and the proceeds thereof, both in its capacity as Agent under the Credit Agreement, and in its individual capacity.

     3. Consent to Acquisition of Assets of EdgeMark Systems, Inc. Notwithstanding the provisions of Section 9.2.4 to the contrary, Lenders hereby consent to Borrower's purchase of substantially all of the assets of EdgeMark Systems, Inc., provided that after giving effect to such purchase, Borrower is in compliance with each of the financial covenants set forth in Section 9.3.1 of the Credit Agreement.

     4. Consent to Stock Repurchase. In the Third Amendment dated November 24, 1999 among Agent, Lenders and Borrower ("Third Amendment"), Lenders previously consented to Borrower's purchase of its stock from third-party shareholders in an amount not to exceed Five Million Two Hundred Fifty Thousand Dollars ($5,250,000). In the Fourth Amendment dated November 17, 2000 among Agent, Lenders and Borrower ("Fourth Amendment"), Lenders consented to an increase of such amount to Six


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Million One Hundred Thousand Dollars ($6,100,000). Borrower has requested that
Lender consent to additional purchases of Borrower's stock. Notwithstanding the provisions of Section 9.2.16 to the contrary, Lenders hereby consent to Borrower's purchase of its stock from third-party shareholders in an amount not to exceed Four Million Six Hundred Seventy Five Thousand Dollars ($4,675,000); provided: (i) that the aggregate amount of all such stock held by Borrower (including stock previously purchased), does not exceed Twelve Million Nine Hundred Ten Thousand Dollars ($12,910,000) and (ii) after giving effect to such purchase, Borrower is in compliance with each of the financial covenants set forth in Section 9.3.1 of the Credit Agreement.

     5. Conditions to Effectiveness. This Fifth Amendment shall become effective as of the date first written above upon receipt by the Agent of counterparts to this Fifth Amendment duly executed by the Borrower and the Lenders.

     6. Miscellaneous. Except to the extent specifically amended herein, all terms and conditions of the Credit Agreement and the other Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect. Capitalized terms used but not defined herein shall have the meanings given them in the Credit Agreement. Borrower waives notice of Agent's and each Lender's acceptance of this Amendment. Agent and each Lender reserves all of their respective rights and remedies under the Credit Agreement and other Loan Documents.

     IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment as of the date first written above.

GTSI Corp.

By: ______________________________________

Name: ____________________________________

Title: ___________________________________

DEUTSCHE FINANCIAL SERVICES CORPORATION, as Agent and a Lender

By: ______________________________________

Name: ____________________________________

Title: ___________________________________

Date: ____________________________________

SUNTRUST BANK, a Lender


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By: ______________________________________

Name: ____________________________________

Title: ___________________________________

Date: ____________________________________

FLEET CAPITAL CORPORATION, a Lender

By: ______________________________________

Name: ____________________________________

Title: ___________________________________

Date: ____________________________________


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